 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 7, 2023

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972)497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 7, 2023, Lennox International Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the guarantors party thereto, and BofA Securities, Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, with respect to the public offer and sale of $500,000,000 aggregate principal amount of its 5.500% Senior Notes due 2028 (the “Notes”). A copy of the Underwriting Agreement is included as Exhibit 1.1 hereto and is incorporated herein by reference.

The Underwriting Agreement is more fully described in the prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on September 8, 2023, to the accompanying prospectus filed with the Commission on October 27, 2022, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-268030).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

The Company is filing the exhibit to this Current Report on Form 8-K for the purpose of incorporating such exhibit in its Registration Statement (Registration No. 333-268030). The exhibit to this Current Report on Form 8-K is hereby incorporated into such Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

1.1
Underwriting Agreement, dated as of September 7, 2023, by and among the Company, the guarantors party thereto, and BofA Securities, Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: September 12, 2023

By:	/s/ Monica M. Brown
Name:	Monica M. Brown
Title:	Assistant Secretary